SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Security Agreement") is made this 14th day of April, 2000, by and between TITAN HOSTING, INC., a Delaware corporation ("Debtor"), having its principal place of business located at57 West Pine Street, Orlando, FL 32801, and CITY-GUIDE ISP, INC., a Florida corporation ("Secured Party"), having its principal place of business located at412 East Madison Street, Suite 1000, Tampa, FL 33602.

                              W I T N E S S E T H:

     WHEREAS, Debtor wishes to grant Secured Party a security interest in certain assets, including without limitation, all contracts, equipment and accounts specified on Exhibit A attached hereto, save and except the dial-up accounts Secured Party sold to Debtor collectively, "Collateral"), to secure payment of that certain Promissory Note of even date herewith in the original principal amount of Seven Hundred Twenty Thousand and 00/100 Dollars ($720,000.00) ("Note"); and

     WHEREAS, Secured Party wishes to receive a security interest in the Collateral to secure payment of the Note.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

     1. Recitals. The above recitals are true and correct and are incorporated herein by reference.

     2. Grant of Security. Debtor hereby grants Secured Party a security interest in all of Debtors right, title and interest in and to the Collateral as described in Exhibit A attached hereto, whether now owned or hereafter acquired, or in which Debtor now has or hereafter acquires rights, and wherever located and all proceeds, as such term is defined in Section 9-306(1) of the UCC, of any and all of the foregoing, including, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral; (ii) any and all payments, in any form whatsoever, made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     3. Covenants. Debtor and Mega Media covenant and agree that, until payment in full of the indebtedness evidenced by the Note, they will:


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               (a)  not sell,  assign or  otherwise  dispose  of the  Collateral except in the ordinary course of business;

               (b) do or cause to be done all things necessary to preserve and keep in full force and effect their corporate existence and all rights and privileges necessary for the proper conduct of its business, and comply with all requirements of all applicable laws and all rules, regulations and orders of all regulatory agencies and authorities having jurisdiction over them;

               (c) strictly perform and observe all agreements, warranties, covenants and conditions of this Security Agreement;

               (d) not further encumber the Collateral without the express written consent of the Secured Party;

               (e)  keep the Collateral fully insured, where applicable;

               (f)  not do anything to impair the value of the Collateral; and

               (g) pay all taxes, where applicable, with respect to the Collateral when due.

     4. Inspection of Records. Debtor shall permit Secured Party and its agents to inspect, examine, and make extracts or copies of Debtor's financial records at all reasonable times with prior reasonable advance notice. Debtor shall furnish to Secured Party and its agents any additional information Secured Party may reasonably request. Debtor shall cooperate with Secured Party and its agents and honor all reasonable requests of Secured Party and its agents in effecting the inspection described above.

     5. Cooperation. Debtor shall, at its expense, execute all documents and do all such other acts as Secured Party may reasonably request in order to perfect Secured Party's security interest hereunder. Debtor shall be responsible for payment of the filing fees for UCC-1 financing statements. Secured Party shall file a Form UCC-3 termination statement upon full payment of the Note.

     6.   Representations  and Warranties.  Debtor  represents and warrants that
          (i) the execution, delivery and performance of the Note and this Security Agreement have been duly authorized by all necessary corporate actions of Debtor; (ii)Debtor is the sole owner of the Collateral; (iii)Debtor has full power and authority to execute this Agreement; (iv) the collateral is free and clear from any lien, encumbrance or security interest of any kind except for the security interest granted or permitted hereunder or as otherwise disclosed to Secured Party by Debtor; (v) it Debtor shall not transfer or otherwise dispose of the Collateral except in the ordinary course of Debtor's business; and (vi) it Debtor shall not do anything to impair the value of the Collateral or the security interest granted hereunder.


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     7.   Events of Default.  The term  "Event of Default" as used herein  shall mean the occurrence and continuation of any one or more of the following events:

          (a) A default which entitles the Secured Party to accelerate all or any portion of the principal and interest payments due under the terms of the Note;

          (b) Failure of Debtor to promptly and faithfully pay, observe and perform when due any of the obligations set forth in this Agreement, which failure continues for ten (10) days after receipt of written notice thereof from Secured Party;

          (c)  If Debtor shall:

               (i). file  a  petition  in  bankruptcy  or  a  petition  to  take advantage of any insolvency act;

               (ii).make an assignment of any of the  Collateral for the benefit of its creditors;

               (iii). consent to the appointment of a receiver for itself or for the whole or substantially all of the Collateral;

               (iv).be  adjudicated  a  bankrupt   pursuant  to  a  petition  in
                    bankruptcy filed against it;

               (v). file  a  petition  or  answer  seeking   reorganization   or
                    arrangement or other aid or relief under any bankruptcy or insolvency laws or any other law for the relief of debtors; or

               (vi).shall  have a final  judgment  entered,  or upheld  upon any appeal, against Debtor in excess of $25,000.00 which judgment remains unsatisfied for more than thirty (30) days after final adjudication.

          (d) If a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of Debtor, a receiver for Debtor or a substantial part of the Collateral, or approving a petition filed against Debtor seeking reorganization or arrangement of Debtor under any bankruptcy or insolvency laws or any other law for the relief of Debtor, and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days following the date of entry thereof; or

          (e) If under the provisions of any law for the relief of debtors, any court of competent jurisdiction shall assume custody or control of Debtor or of the whole or a substantial part of the Collateral without the consent of Debtor, and any such custody or control shall not be terminated or stayed within sixty (60) days following the date of assumption or such custody or control.


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8.   Remedies.  Upon  an  Event  of  Default,  Secured  Party  may  declare  any outstanding indebtedness under the Note to be immediately due and payable. Secured Party may take immediate possession of the Collateral, and Debtor and Mega Media hereby grants Secured Party an irrevocable license to enter upon the premises of Debtor or Mega Media to take possession of any of the Collateral. Additionally, Secured Party shall have available to it all other rights and remedies at law, including the Uniform Commercial Code as adopted in the State of Florida, or in equity.

9. Waivers. Debtor expressly (i) waives notice of default; (ii) consents that the time for all payments under the Note may be extended by Secured Party and further consent that the Collateral or any part thereof may be released by Secured Party without in any way modifying, altering, releasing, affecting or limiting the liability of Debtor or any guarantor.

10. Attorneys' Fees. Debtor hereby agrees to pay all costs of Secured Party in enforcing Secured Party's rights hereunder, including without limitation, all reasonable attorneys' fees, costs and costs of appeal, and hourly fees of legal assistants working under the supervision of an attorney.

11.  Miscellaneous.

     (a) This Agreement shall be construed in accordance with the laws of the State of Florida.

     (b) This Agreement contains the entire agreement and understanding between the parties and no modification hereof shall be valid unless in writing and signed by the parties.




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     (c)  This  Agreement  shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.

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       IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed as of the day and year first above written.

SECURED PARTY:

CITY-GUIDE ISP, INC.
a Florida corporation

By:


Print Name: DAVID MARSHLACK

Its: PRESIDENT



DEBTOR:

TITAN HOSTING, INC.,
a Delaware corporation

By:


Print Name:STEPHEN H. NOBLE, III
A/K/A STEVE NOBLE AND
STEVEN NOBLE

Its: VICE PRESIDENT





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